Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Twelve Months Ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/21	12/31/20
Condensed Income Statement
Interest income	$15,189	15,024	15,429	15,535	15,945	61,177	63,780
Interest expense	879	951	1,060	1,163	1,432	4,053	7,562
Net interest income	14,310	14,073	14,369	14,372	14,513	57,124	56,218
Provision (credit) for loan losses	(508)	306	(15)	(52)	(151)	(269)	2,014
Net interest income after provision (credit) for loan losses	14,818	13,767	14,384	14,424	14,664	57,393	54,204
Non-interest income	4,347	4,106	4,314	3,465	4,305	16,232	15,741
Non-interest expense	12,311	12,029	12,208	11,492	11,944	48,040	45,785
Income before income taxes	6,854	5,844	6,490	6,397	7,025	25,585	24,160
Provision for income taxes	1,227	1,027	1,200	1,157	1,283	4,611	4,085
Net income	$5,627	4,817	5,290	5,240	5,742	20,974	20,075
Amort/Accret income on acquired loans	$116	132	216	249	186	713	1,328
Tax-equivalent net interest income	$14,365	14,129	14,427	14,432	14,577	57,354	56,491

Per Share Data
Dividends per share	$0.20	0.19	0.19	0.19	0.19	0.77	0.73
Basic earnings per common share	$0.45	0.39	0.41	0.41	0.44	1.66	1.55
Diluted earnings per common share	$0.45	0.39	0.41	0.41	0.44	1.66	1.55
Book value per share	$19.22	19.17	18.99	18.66	18.73	19.22	18.73
Tangible book value per share	$14.33	14.28	14.15	13.87	13.93	14.33	13.93
Weighted average common shares outstanding:
Basic	12,370,702	12,455,276	12,743,726	12,794,824	12,852,614	12,589,605	12,914,277
Diluted	12,370,702	12,455,276	12,743,726	12,794,852	12,852,657	12,589,613	12,914,584
Shares outstanding at period end	12,414,956	12,434,084	12,634,845	12,820,108	12,858,325	12,414,956	12,858,325

Selected Financial Ratios
Return on average assets	1.18%	1.02%	1.15%	1.20%	1.31%	1.13%	1.18%
Return on average equity	9.33%	7.93%	8.78%	8.80%	9.52%	8.71%	8.49%
Return on average tangible common equity	12.51%	10.62%	11.76%	11.81%	12.83%	11.67%	11.53%
Dividend payout ratio	44.44%	48.72%	46.34%	46.34%	43.18%	46.39%	47.10%
Net interest margin (tax equivalent)	3.34%	3.32%	3.51%	3.68%	3.71%	3.45%	3.70%
Efficiency ratio (tax equivalent)	65.79%	65.96%	65.14%	64.21%	63.26%	65.28%	63.39%

Selected Balance Sheet Items
Cash and cash equivalents	$18,136	23,852	22,909	41,144	31,730
Debt and equity securities	345,649	352,066	349,199	276,774	248,624

Loans:
Commercial and industrial	$101,792	91,246	97,240	107,630	100,254
Commercial, secured by real estate	889,108	862,202	836,085	855,894	843,230
Residential real estate	334,547	343,318	341,447	328,265	309,692
Consumer	34,190	35,349	35,257	35,799	36,917
Agricultural	10,647	8,852	8,765	8,698	10,100
Other, including deposit overdrafts	122	247	369	346	363
Deferred net origination fees	(961)	(1,055)	(1,398)	(1,531)	(1,135)
Loans, gross	1,369,445	1,340,159	1,317,765	1,335,101	1,299,421
Less allowance for loan losses	5,506	5,828	5,652	5,679	5,728
Loans, net	$1,363,939	1,334,331	1,312,113	1,329,422	1,293,693

	Three Months Ended					Twelve Months Ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/21	12/31/20
Selected Balance Sheet Items, continued
Total earning assets	$1,716,420	1,695,281	1,671,462	1,634,818	1,562,392
Total assets	1,903,629	1,884,252	1,856,670	1,818,321	1,745,884
Total deposits	1,628,819	1,603,203	1,577,345	1,537,116	1,455,423
Long-term debt	10,000	15,000	15,000	17,000	22,000
Total shareholders’ equity	238,604	238,419	239,952	239,246	240,825
Equity to assets ratio	12.53%	12.65%	12.92%	13.16%	13.79%
Loans to deposits ratio	84.08%	83.59%	83.54%	86.86%	89.28%

Tangible common equity (TCE)	$177,949	177,501	178,771	177,805	179,127
Tangible common assets (TCA)	1,842,974	1,823,334	1,795,489	1,756,880	1,684,186
TCE/TCA	9.66%	9.73%	9.96%	10.12%	10.64%

Selected Average Balance Sheet Items
Cash and cash equivalents	$29,614	34,557	45,414	37,269	49,273	36,648	40,825
Debt and equity securities	348,150	356,214	312,596	260,147	218,816	319,619	201,012

Loans	$1,351,762	1,321,629	1,328,760	1,313,803	1,313,892	1,329,072	1,306,314
Less allowance for loan losses	5,843	5,567	5,678	5,715	5,920	5,701	5,029
Net loans	$1,345,919	1,316,062	1,323,082	1,308,088	1,307,972	1,323,371	1,301,285

Total earning assets	$1,708,392	1,688,589	1,666,126	1,589,582	1,561,392	1,663,567	1,528,134
Total assets	1,896,530	1,879,314	1,852,035	1,775,154	1,742,947	1,851,177	1,706,924
Total deposits	1,615,020	1,595,773	1,570,070	1,488,156	1,447,217	1,567,680	1,413,093
Short-term borrowings	893	1,320	716	342	—	821	372
Long-term debt	14,402	15,000	15,571	19,689	30,803	16,148	34,265
Total shareholders’ equity	239,174	240,976	241,651	241,517	239,881	240,823	236,396
Equity to assets ratio	12.61%	12.82%	13.05%	13.61%	13.76%	13.01%	13.85%
Loans to deposits ratio	83.70%	82.82%	84.63%	88.28%	90.79%	84.78%	92.44%

Asset Quality
Net charge-offs (recoveries)	$(186)	130	12	(3)	95	(47)	331
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	1,481	2,629	3,338	3,365	3,718	1,481	3,718
Loans past due 90 days or more and still accruing	56	13	—	—	—	56	—
Total nonperforming loans	$1,537	2,642	3,338	3,365	3,718	1,537	3,718

Net charge-offs (recoveries) to average loans	(0.05)%	0.04%	0.00%	0.00%	0.03%	0.00%	0.03%
Allowance for loan losses to total loans	0.40%	0.43%	0.43%	0.43%	0.44%	0.40%	0.44%
Nonperforming loans to total loans	0.11%	0.20%	0.25%	0.25%	0.29%	0.11%	0.29%
Nonperforming assets to total assets	0.08%	0.14%	0.18%	0.19%	0.21%	0.08%	0.21%

Assets Under Management
LCNB Corp. total assets	$1,903,629	1,884,252	1,856,670	1,818,321	1,745,884
Trust and investments (fair value)	722,093	713,936	701,838	673,742	628,414
Mortgage loans serviced	149,382	140,147	126,924	127,290	137,188
Cash management	34,009	72,622	80,177	118,494	116,792
Brokerage accounts (fair value)	334,670	319,495	314,491	299,355	292,953
Total assets managed	$3,143,783	3,130,452	3,080,100	3,037,202	2,921,231

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2021 (Unaudited)	December 31, 2020
ASSETS:
Cash and due from banks	$16,810	17,383
Interest-bearing demand deposits	1,326	14,347
Total cash and cash equivalents	18,136	31,730
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,546	2,389
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	308,177	209,471
Debt securities, held-to-maturity, at cost	22,972	24,810
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,363,939	1,293,693
Premises and equipment, net	35,385	35,376
Operating leases right of use asset	6,357	6,274
Goodwill	59,221	59,221
Core deposit and other intangibles	2,473	3,453
Bank owned life insurance	43,224	42,149
Interest receivable	7,999	8,337
Other assets	21,246	17,027
TOTAL ASSETS	$1,903,629	1,745,884

LIABILITIES:
Deposits:
Noninterest-bearing	$501,531	455,073
Interest-bearing	1,127,288	1,000,350
Total deposits	1,628,819	1,455,423
Long-term debt	10,000	22,000
Operating lease liabilities	6,473	6,371
Accrued interest and other liabilities	19,733	21,265
TOTAL LIABILITIES	1,665,025	1,505,059

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares –no par value, authorized 19,000,000 shares; issued 14,213,792 and 14,163,904 shares at December 31, 2021 and 2020, respectively; outstanding 12,414,956 and 12,858,325 shares at December 31, 2021 and 2020, respectively	143,130	142,443
Retained earnings	126,312	115,058
Treasury shares at cost, 1,798,836 and 1,305,579 shares at December 31, 2021 and 2020, respectively	(29,029)	(20,719)
Accumulated other comprehensive income (loss), net of taxes	(1,809)	4,043
TOTAL SHAREHOLDERS' EQUITY	238,604	240,825
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,903,629	1,745,884

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
INTEREST INCOME:
Interest and fees on loans	$13,770	14,839	56,142	59,267
Dividends on equity securities with a readily determinable fair value	13	14	51	54
Dividends on equity securities without a readily determinable fair value	5	4	21	37
Interest on debt securities, taxable	1,018	666	3,668	2,916
Interest on debt securities, non-taxable	208	239	864	1,027
Other investments	175	183	431	479
TOTAL INTEREST INCOME	15,189	15,945	61,177	63,780
INTEREST EXPENSE:
Interest on deposits	769	1,218	3,578	6,634
Interest on short-term borrowings	2	—	6	7
Interest on long-term debt	108	214	469	921
TOTAL INTEREST EXPENSE	879	1,432	4,053	7,562
NET INTEREST INCOME	14,310	14,513	57,124	56,218
PROVISION (CREDIT) FOR LOAN LOSSES	(508)	(151)	(269)	2,014
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	14,818	14,664	57,393	54,204
NON-INTEREST INCOME:
Fiduciary income	1,715	1,430	6,674	5,009
Service charges and fees on deposit accounts	1,530	1,444	6,036	5,482
Net gains on sales of debt securities, available-for-sale	303	—	303	221
Bank owned life insurance income	269	278	1,074	1,441
Gains from sales of loans	292	861	852	2,297
Other operating income	238	292	1,293	1,291
TOTAL NON-INTEREST INCOME	4,347	4,305	16,232	15,741
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,976	6,899	27,616	27,178
Equipment expenses	446	460	1,678	1,377
Occupancy expense, net	713	730	2,949	2,875
State financial institutions tax	440	428	1,758	1,708
Marketing	361	348	1,239	1,254
Amortization of intangibles	263	263	1,043	1,046
FDIC insurance premiums, net	127	114	492	256
ATM expense	436	347	1,416	1,028
Computer maintenance and supplies	332	291	1,213	1,107
Telephone expense	64	185	420	706
Contracted services	612	509	2,430	1,821
Other non-interest expense	1,541	1,370	5,786	5,429
TOTAL NON-INTEREST EXPENSE	12,311	11,944	48,040	45,785
INCOME BEFORE INCOME TAXES	6,854	7,025	25,585	24,160
PROVISION FOR INCOME TAXES	1,227	1,283	4,611	4,085
NET INCOME	$5,627	5,742	20,974	20,075

Dividends declared per common share	$0.20	0.19	0.77	0.73
Earnings per common share:
Basic	0.45	0.44	1.66	1.55
Diluted	0.45	0.44	1.66	1.55
Weighted average common shares outstanding:
Basic	12,370,702	12,852,614	12,589,605	12,914,277
Diluted	12,370,702	12,852,657	12,589,613	12,914,584